UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

LIPOCINE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 27, 2021

Dear Stockholder:

You are cordially invited to attend Lipocine Inc.’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 9, 2021. The meeting will be held at Lipocine’s offices located at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108 at 10:00 a.m. Mountain Daylight Time. The formal meeting notice and Proxy Statement for the Annual Meeting are attached.

We are carefully monitoring the public health impact of the coronavirus (COVID-19) on a daily basis, and may decide to forego the physical, in person Annual Meeting in favor of a virtual-only Annual Meeting or some other alternative depending on the situation. While we understand this could disrupt the travel plans of those who plan to attend, our first priority is the health and safety of our communities, stockholders, employees and other stakeholders. In the event we decide to hold a virtual-only Annual Meeting or some other alternative, stockholders will be notified and provided with additional details in a press release and pursuant to filings we make with the U.S. Securities and Exchange Commission. At any virtual-only Annual Meeting, we will ensure that all stockholders or their proxy holder have the ability to participate, ask questions and vote their shares. As always, we encourage you to vote your shares prior to the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, you are urged to access the proxy materials and vote via the Internet in accordance with the “notice and access” letter you will receive, or if you request paper copies of the proxy materials by mail, complete, sign, date and promptly return the proxy card. Returning your completed proxy card or voting via the Internet will ensure your representation at the Annual Meeting. If you later decide to attend the Annual Meeting and wish to change your vote, you may do so simply by voting in person at the meeting. Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Mahesh V. Patel, Ph.D.

President, Chief Executive Officer and

Chairman of the Board of Directors

LIPOCINE INC.

675 Arapeen Drive, Suite 202

Salt Lake City, Utah

(801) 994-7383

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 9, 2021

TO THE STOCKHOLDERS OF LIPOCINE INC.:

On behalf of the Board of Directors of Lipocine Inc., a Delaware corporation (“Lipocine” or the “Company”), Lipocine is pleased to deliver the accompanying Proxy Statement in connection with the annual meeting of stockholders of Lipocine (“Annual Meeting”) which will be held on June 9, 2021, at 10:00 a.m. Mountain Daylight Time, at the offices of Lipocine, located at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

We are carefully monitoring the public health impact of the coronavirus (COVID-19) on a daily basis, and may decide to forego the physical, in person Annual Meeting in favor of a virtual-only Annual Meeting or some other alternative depending on the situation. While we understand this could disrupt the travel plans of those who plan to attend, our first priority is the health and safety of our communities, stockholders, employees and other stakeholders. In the event we decide to hold a virtual-only Annual Meeting or some other alternative, stockholders will be notified and provided with additional details in a press release and pursuant to filings we make with the U.S. Securities and Exchange Commission (“SEC”). At any virtual-only Annual Meeting, we will ensure that all stockholders or their proxy holder have the ability to participate, ask questions and vote their shares. As always, we encourage you to vote your shares prior to the Annual Meeting.

The Annual Meeting will be held for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	To elect four (4) directors to our Board of Directors, to serve until the next annual meeting and until their successors are duly elected and qualified;

2.	To ratify the appointment of Tanner LLC as the independent registered public accounting firm of Lipocine for the year ending December 31, 2021;

3.	To adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000 shares;

5.	To approve an amendment and restatement of our Fourth Amended and Restated 2014 Stock and Incentive Plan to (I) increase the annual individual award limits thereunder from 400,000 shares to 1,000,000 shares; and (II) clarify plan language relating to the application of annual limits under the plan: and

6.	To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

The proposals are described in more detail in this Proxy Statement, which Lipocine encourages you to read carefully and in its entirety before voting.

This year, we are again using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials via the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about April 27, 2021, we will mail to stockholders holding shares in “street name” a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access our Proxy Statement and our Annual Report for the fiscal year ended December 31, 2020, or Annual Report, online and how to vote via the Internet. The Notice also contains instructions on how to receive a paper copy of the proxy materials and our Annual Report.

The close of business on April 12, 2021 has been fixed as the record date for determining those holders of Lipocine common stock entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Our stock transfer books will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices and at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to access the proxy materials and vote via the Internet in accordance with the Notice you will receive, or if you request paper copies of the proxy materials by mail, sign, date and promptly return the proxy card. To ensure that all your shares are voted, please vote once for each Notice or proxy card you receive.

You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Annual Meeting.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 9, 2021: This notice of annual meeting of stockholders, the Proxy Statement, and our Annual Report on Form 10-K for 2020 are available at https://materials.proxyvote.com/53630X.

Sincerely,

Mahesh V. Patel, Ph.D.

President, Chief Executive Officer and

Chairman of the Board of Directors

Salt Lake City, Utah

April 27, 2021

YOUR VOTE IS VERY IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, WE URGE YOU TO VOTE USING INTERNET VOTING OR IF YOU REQUEST TO RECEIVE THESE PROXY MATERIALS BY MAIL, BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE.

LIPOCINE INC.

675 Arapeen Drive, Suite 202

Salt Lake City, Utah

(801) 994-7383

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lipocine Inc., a Delaware corporation, to be used at its 2021 Annual Meeting of Stockholders (the “Annual Meeting”), and which will be held at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108, at 10:00 a.m. Mountain Daylight Time on June 9, 2021, and at any adjournments or postponements thereof. Directions to the Annual Meeting may be obtained by calling (801) 994-7383, for stockholders who plan to attend the Annual Meeting in person.

This year, we are again providing access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s “Notice and Access” rules. On or about April 27, 2021, we will have mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting. This Notice contained instructions on how to access this Proxy Statement, our Annual Report for the fiscal year ended December 31, 2020 (the “Annual Report”) and how to vote via the Internet and e-mail. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: www.proxyvote.com. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Stockholders who owned Lipocine Inc. common stock at the close of business on April 12, 2021 (the “Record Date”) are entitled to receive notice of, attend and vote at the Annual Meeting. On the Record Date, there were 88,290,650 shares of common stock outstanding and approximately 98 stockholders of record according to information provided by our transfer agent.

We will provide, without charge, a copy of our Annual Report on Form 10-K to each stockholder of record as of the Record Date that requests according to the instructions included in the Notice. Any exhibits listed in the Annual Report on Form 10-K will be furnished upon request at the actual expense we incur in furnishing such exhibit.

References to the “Company,” “Lipocine,” “our,” “us” or “we” mean Lipocine Inc.

TABLE OF CONTENTS

Page

ANNUAL MEETING OF STOCKHOLDERS	2

VOTING AND RELATED MATTERS	5

PROPOSAL NO. 1 - ELECTION OF DIRECTORS	8

cORPORATE GOVERNANCE	10

dIRECTOR COMPENSATION	13

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF TANNER LLC	14

PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION	16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGMENT	17

EXECUTIVE COMPENSATION	18

PROPOSAL NO. 4 - amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock	24

PROPOSAL NO. 5 - AMENDMENT AND RESTATEMENT OF THE FOURTH AMENDED AND RESTATED 2014 STOCK AND INCENTIVE PLAN	27

OTHER MATTERS	35

APPENDIX I	37

APPENDIX ii	38

APPENDIX III	51

ANNUAL MEETING OF STOCKHOLDERS

We have sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Lipocine Inc. (the “Board” or “Board of Directors”) is soliciting your proxy to vote at our 2021 Annual Meeting of Stockholders to be held on Wednesday, June 9, 2021 (the “Annual Meeting”), at our offices at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108, at 10:00 a.m., Mountain Daylight Time, and at any adjournments or postponements thereof.

•	This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.

•	The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

This year, we are again providing access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s “Notice and Access” rules. The Notice of Internet Availability of Proxy Materials (the “Notice”) is first being mailed on or about April 27, 2021 to each of our stockholders entitled to notice of and to vote at the Annual Meeting. This Notice will contain instructions on how to access this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”) and how to vote via the Internet and e-mail. The Notice will also include instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: www.proxyvote.com. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Information About the Annual Meeting

Why am I receiving these materials?

The purposes of the Annual Meeting are:

1.	To elect four (4) directors to our Board of Directors, to serve until the next annual meeting and until their successors are duly elected and qualified;

2.	To ratify the appointment of Tanner LLC as the independent registered public accounting firm of Lipocine for the year ending December 31, 2021;

3.	To adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000 shares;

5.	To approve an amendment and restatement of our Fourth Amended and Restated 2014 Stock and Incentive Plan to (I) increase the annual individual award limits thereunder from 400,000 shares to 1,000,000 shares, and (II) clarify plan language relating to the application of annual limits under the plan; and

6.	To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

The Board may also ask you to participate in the transaction of any other business that is properly brought before the Annual Meeting in accordance with the provisions of our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws (“Bylaws”).

You are receiving this Proxy Statement as a stockholder of the Company as of the close of business on April 12, 2021 (the “Record Date”) for purposes of determining the stockholders entitled to receive notice of and vote at the Annual Meeting. As further described below, we request that you promptly vote via the Internet, telephone or mail.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2, 3, 4 AND 5.

When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Mountain Daylight Time, on Wednesday, June 9, 2021.

Where is the Annual Meeting?

The Annual Meeting will be held at our offices at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

We are carefully monitoring the public health impact of the coronavirus (COVID-19) on a daily basis, and may decide to forego the physical, in person Annual Meeting in favor of a virtual-only Annual Meeting or some other alternative depending on the situation. While we understand this could disrupt the travel plans of those who plan to attend, our first priority is the health and safety of our communities, stockholders, employees and other stakeholders. In the event we decide to hold a virtual-only Annual Meeting or some other alternative, stockholders will be notified and provided with additional details in a press release and pursuant to filings we make with the Securities and Exchange Commission (“SEC”). At any virtual-only Annual Meeting, we will ensure that all stockholders or their proxy holder have the ability to participate, ask questions and vote their shares. As always, we encourage you to vote your shares prior to the Annual Meeting.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. If you hold your shares through a broker or other nominee, you must bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. All stockholders must check in at the registration desk at the Annual Meeting.

What is “Notice and Access” and why did Lipocine use it?

We are making the proxy solicitation materials available to stockholders electronically via the Internet under the Notice and Access rules and regulations of the SEC. The Notice is first being mailed to our stockholders on or about April 27, 2021 in lieu of mailing a full set of proxy materials. Accordingly, our proxy materials are first being made available to our stockholders on or about April 27, 2021. The Notice includes information on how to access and review the proxy materials and how to vote via the Internet. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. We believe this method of delivery will decrease costs, expedite distribution of proxy materials to you and reduce our environmental impact. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our Annual Meeting. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Stockholders who received the Notice but would like to receive a printed copy of the proxy materials in the mail should follow the instructions in the Notice for requesting such materials.

What constitutes a quorum?

A quorum of stockholders is necessary to hold a valid meeting for the transaction of business. The presence at the Annual Meeting, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of common stock entitled to vote as of the Record Date will constitute a quorum. Broker non-votes, abstentions and votes withheld count as shares present at the Annual Meeting for purposes of calculating whether a quorum is present. On the Record Date, there were 88,290,650 shares of our common stock outstanding.

What are the recommendations of the Board?

Unless you instruct otherwise on your proxy card, via the Internet or in person at the Annual Meeting, the persons named as proxy holders will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth below.

1.	FOR the election of each Board nominee;

2.	FOR the ratification of the appointment of Tanner LLC as our independent registered public accounting firm for the year ending December 31, 2021;

3.	FOR the approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	FOR the approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000 shares; and

5.	FOR the approval of an amendment and restatement of the Company’s Fourth Amended and Restated 2014 Stock and Incentive Plan to increase the annual individual award limits thereunder from 400,000 shares to 1,000,000 shares.

The proxy holders will vote in their own discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

Information About Voting

Who can vote at the Annual Meeting?

All stockholders of record at the close of business on April 12, 2021 (the “Record Date”) are entitled to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

What are the voting rights of the holders of the common stock?

Holders of our common stock will vote on all matters to be acted upon by the stockholders at the Annual Meeting. Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the Annual Meeting.

How do I vote?

You may attend the Annual Meeting and vote in person. Alternatively, you may vote your shares over the Internet by following the Internet voting instructions in the Notice. If you request to receive a printed copy of the proxy materials from us by mail, you may vote by mail by completing, signing and dating your Proxy Card and returning it to us on or prior to June 8, 2021 (proxy cards received after June 8, 2021 (i.e., on or after the Annual Meeting date) will not be counted). Please note that by casting your vote by proxy you are authorizing the individuals named as proxy holders to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

If you want to vote in person at the Annual Meeting and you hold shares of our common stock in street name, you should follow the instructions in the Notice or your broker should give you instructions for voting your shares. In these cases, you may vote by Internet or mail, as applicable. You may vote your shares beneficially held through your broker in person if you attend the Annual Meeting and you obtain a valid proxy from your broker giving you the legal right to vote the shares at the Annual Meeting.

Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify stockholders are kept confidential except in certain circumstances where it is important to protect the interests of Lipocine and its stockholders.

What happens if I do not vote my shares?

If you are a stockholder of record and you do not vote by proxy card, via the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

If you hold shares of our common stock in street name and you do not direct your broker or nominee how to vote your shares, your broker or nominee may vote your shares only on those proposals for which it has discretion to vote. Under the rules of the New York Stock Exchange, your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1, 3 and 5. We believe that Proposal 2 — ratification of our auditor — and Proposal 4 – amendment of our Amended and Restated Certificate of Incorporation – are routine matters on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions.

Can I change my vote after I vote via the Internet or return my proxy card?

Yes. Even after you have voted over the Internet or submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing a notice of revocation with the Secretary of Lipocine. You may also change your vote at any time before the proxy is exercised by either casting a new vote over the Internet or sending a duly executed proxy card bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and request to recast your vote. Attendance at the Annual Meeting will not, by itself, revoke a previously granted proxy. For information regarding how to vote in person, see “How do I vote?” above.

What vote is required to approve each proposal?

Proposal No. 1, the election of four directors to our Board, will require approval of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote, meaning that the nominees receiving the highest numbers of “for” votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, will be elected, provided a quorum is present in person or by proxy. As a result, the four director nominees receiving the most “for” votes at the Annual Meeting will be elected. The proxy card enables a stockholder to vote “FOR” or “WITHHOLD” from voting as to each person nominated by the Board.

Proposal Nos. 2, 3, and 5 will be decided by the affirmative vote of the majority of shares of common stock that are present or represented by proxy and entitled to vote at the Annual Meeting.

Proposal No. 4, the approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000 shares, requires the affirmative vote of holders of a majority of shares of common stock outstanding.

A stockholder may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal Nos. 2, 3, 4 and 5.

What is a broker non-vote?

A broker non-vote occurs when a broker does not vote on a particular proposal with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”) because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of our auditors and the approval of the proposed amendment to our certificate of incorporation. Non-routine matters include matters such as the election of directors and the approval of, and amendments to, stock plans.  Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters and may not be voted on routine matters. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum present at the Annual Meeting for the purpose of transacting business.

Who can help answer my other questions?

If you have more questions about the Annual Meeting or require assistance in submitting your proxy or voting your shares, please contact Morgan R. Brown, our Corporate Secretary, at 1-801-519-4090 or by email at mb@lipocine.com. If your broker, dealer, commercial bank, trust company or other nominee holds your shares, you should also call your broker, dealer, commercial bank, trust company or other nominee for additional information.

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Lipocine, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of Lipocine common stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

Methods of Voting

You may vote over the Internet, by mail or in person at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Voting over the Internet.  You may vote your shares over the Internet by following the Internet voting instructions in the Notice. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2021.  Internet voting is available 24 hours a day.  If you vote via the Internet, you do not need to return a proxy card.

Voting by Mail.  If you request to receive a printed copy of the proxy materials from us by mail, you may vote by mail by completing, signing and dating your proxy card and returning it to us on or prior to June 8, 2021 (proxy cards received after June 8, 2021 (i.e., on or after the Annual Meeting date) will not be counted). Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Voting in Person at the Meeting. If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

•	enter a new vote over the Internet or by signing and returning a replacement proxy card;

•	provide written notice of the revocation to our Corporate Secretary at our principal executive office, 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108; or

•	attend the Annual Meeting and vote in person.

Quorum and Voting Requirements

Stockholders of record at the close of business on April 12, 2021, are entitled to receive notice and vote at the meeting. On the Record Date, there were 88,290,650 issued and outstanding shares of our common stock. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on the Record Date on all matters to be voted on at the meeting. Stockholders may not cumulate votes in the election of directors.

The presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of common stock entitled to vote as of the Record Date constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present:

(1)	For Proposal No. 1 a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be required to elect Board nominees;

(2)	Proposal Nos. 2, 3, and 5 will be decided by the affirmative vote of the majority of the shares of common stock that are present or represented by proxy and entitled to vote at the Annual Meeting. A stockholder may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal Nos. 2, 3, and 5; and

(3)	Proposal No. 4 will be decided by the affirmative vote of a majority of the shares of common stock outstanding. A stockholder may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal No. 4.

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and who will determine whether a quorum is present. The election inspectors will treat abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) as shares that are present for purposes of determining the presence of a quorum. With regard to Proposal 1, broker non-votes and votes marked “withheld” will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes and will not affect the outcome of the vote. With regard to Proposals 2, 3, 4 and 5, abstentions will be counted towards the tabulations of votes cast on such proposal presented to the stockholders and will have the same effect as negative votes. Because Proposals 2 and 4 are routine matters, we do not expect any broker non-votes with respect to Proposals 2 and 4. For Proposals 3 and 5, broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and other non-routine matters as determined by the New York Stock Exchange. Voting rules may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not instruct your bank or broker how to vote in the election of directors or any other non-routine matters, no votes will be cast on your behalf.

Voting of Proxies

When a vote is properly cast via the Internet or proxy card, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted:

(1)	“for” the election of each Board nominee set forth in this Proxy Statement unless the authority to vote for such directors is withheld (Proposal No. 1);

(2)	“for” the ratification of the Audit Committee's appointment of Tanner LLC as our independent registered accounting firm for the year ending December 31, 2021 (Proposal No. 2);

(3)	“for” the approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation” (Proposal No. 3);

(4)	“for” the approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000 shares (Proposal No. 4);

(5)	“for” the approval of the amendment and restatement of the Company’s Fourth Amended and Restated 2014 Stock and Incentive Plan to increase the annual individual award limits thereunder from 400,000 shares to 1,000,000 shares (Proposal No. 5); and

(6)	at the discretion of your proxy holder, on any other matter that may be properly brought before the Annual Meeting.

Voting Results

Voting results will be announced at the Annual Meeting and published in a Current Report on Form 8-K that will be filed with the SEC within four business days after the Annual Meeting.

Householding of Proxy Materials

We are sending only one Notice to certain street-name stockholders who share a single address, unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate Notice in the future, you may telephone our Corporate Secretary at (801) 519-4090, by email at mb@lipocine.com or write to Morgan Brown at Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. If you are receiving multiple copies of the Notice, you may request householding by contacting the Corporate Secretary in the same manner.

Proxy Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. Generally, the fee for such services is approximately $15,000 plus expenses. If we do elect to retain a proxy solicitor, we will pay the proxy solicitor reasonable and customary fees. Except as described above, we do not presently intend to solicit proxies other than by e-mail and mail.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 9, 2021: The notice of Annual Meeting of stockholders, this Proxy Statement, and our Annual Report on Form 10-K for 2020 are available at https://materials.proxyvote.com/53630X.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

Overview

There are currently five members of our Board. The terms of all of our directors are scheduled to expire at the 2021 Annual Meeting of Stockholders, at which time four of the incumbents will stand for re-election. Dr. Hill has not been nominated to stand for re-election as director at the Annual Meeting, and his term as director of the Company will end at the Annual Meeting. As a result, the Board has adopted a resolution reducing the size of the Board to four members at the end of Dr. Hill’s term. The four director nominees, if elected, will serve a one-year term until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Nominees

The Board has nominated the following individuals to serve on the Board of Directors.

•	Dr. Mahesh V. Patel

•	Jeffrey A. Fink

•	John W. Higuchi

•	Dr. Richard Dana Ono

Nominees

Information with respect to the number of shares of common stock beneficially owned by each director as of March 15, 2021 appears under the heading “Security Ownership of Certain Beneficial Owners, Directors and Management”. The name, age, years of service on our Board of Directors, and principal occupation and business experience of each director nominee is set forth below.

Our directors and their ages as of March 31, 2021, are as follows:

Name	Age	Position(s)	Director Since
Dr. Mahesh V. Patel, Ph.D.*	64	President, Chief Executive Officer and Chairman of the Board of Directors	1997

Mr. Jeffrey A. Fink*+	63	Director	2014

John W. Higuchi, M.B.A.*	53	Director	2003

Dr. Richard Dana Ono, Ph.D.*+†	68	Director	2014

*	Nominee for election to Board

+	Member of the Audit Committee

†	Member of the Compensation Committee

Business Experience of Nominees

Mahesh V. Patel, Ph.D. has served as our President and Chief Executive Officer since 1997, as a member of our Board of Directors since 1997 and currently serves as the Chairman of our Board of Directors. Dr. Patel has more than 30 years of experience in strategic planning, technology assessment/development, technical management and product research and development in the area of drug discovery support, drug delivery and product line extensions. Prior to co-founding Lipocine in 1997, he led drug delivery research and development at Pharmacia and Upjohn. Dr. Patel received a B.Pharm from Karnataka University in India, a M.S. in Physical Pharmacy at the University of Cincinnati and a Ph.D. in Pharmaceutics from the University of Utah. We believe Dr. Patel’s dual role as an executive officer and director gives him unique insights into the day-to-day operations of our company and our strategic planning and clinical development.

Jeffrey A. Fink has served as a member of our Board of Directors since January 2014 and has over 20 years of finance and strategy experience within the life science and healthcare industry. Mr. Fink is currently the managing director of Gambel Oaks Advisors, a strategic and financial advisory firm dedicated to the life sciences and allied industries, where he has worked since 2010. Mr. Fink spent over twenty years in the investment banking industry advising life science clients in the U.S. and Europe on the full range of financing and strategic advisory assignments. He was head of Healthcare Investment Banking for Robert W. Baird & Co. in Chicago until he retired in 2007, and prior to that was a partner in the Healthcare Group at Dresdner Kleinwort Wasserstein (the successor firm to Wasserstein Perella) and head of Mergers and Acquisitions for Prudential Vector Healthcare, a dedicated biotechnology and life sciences investment bank. Mr. Fink is a member of the Board of Directors of Navigen Inc., a privately held life science company based in Salt Lake City, Utah. Mr. Fink received a BA in Economics, cum laude, from Kalamazoo College and holds an MBA in finance, with distinction, from the University of Michigan. We believe that Mr. Fink’s knowledge of accounting and finance and his extensive experience in the life science industry will greatly benefit the Board.

John W. Higuchi, M.B.A. has served as a member of our Board of Directors since 2003. Since 2003, Mr. Higuchi has served as Chief Executive Officer of Aciont Inc., an ocular therapeutics company in Utah. Mr. Higuchi also is a co-founder and serves on the Board of Directors on Spriaso, LLC, a specialty pharmaceutical company in Utah. From 1997 to 2003, Mr. Higuchi served as our Vice President of Business Development and Corporate Treasurer. Mr. Higuchi received a B.S. in Chemistry from Hope College and an M.B.A. and Master of Science in Information Systems from The George Washington University. We believe that Mr. Higuchi’s business development and management experience in the therapeutics industry, together with his significant knowledge of our Company obtained while serving as a director of our Company, will greatly benefit our Board of Directors.

Dr. Richard Dana Ono, Ph.D. has served as a director of the Company since January 2014 and has over 35 years of experience managing public and private life science companies as well as venture capital. Since 2013, he has been an executive-in-residence to several universities in the United States advising their licensing offices in spin-outs and new company formation from promising technologies.  Throughout his career, he has been engaged in strategic planning, product management, technology acquisition, and commercial development of life science start-ups and has been involved in a number of pioneering milestones in biotechnology. Dr. Ono has founded several biotech companies in the U.S. Dr. Ono is a founding director of the Massachusetts Biotechnology Council, Inc. (MassBio) and served on the Board of Trustees of the Marine Biological Laboratory in Woods Hole, Massachusetts. He is a Fellow of the Linnean Society of London and a National Member of the Explorers Club. Additionally, he serves as a member of the Board of Directors of Inhibitor Therapeutics, Inc. Dr. Ono received his AB in Earth & Planetary Sciences from The Johns Hopkins University and his AM and Ph.D in Biology from Harvard University, where he also completed a program in business administration. We believe that Dr. Ono’s extensive experience with life science companies at each phase of development will greatly benefit the Board of Directors.

Currently, directors are elected on an annual basis. The term of each director’s service expires at our next annual meeting of stockholders and at such time as his or her successor is duly elected and qualified. Officers serve at the discretion of the Board.

There are no family relationships between any of our director nominees or executive officers.

Vote Required

A plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees. The four nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected as our directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Recommendation

The Board recommends that stockholders vote “FOR” the election of each of the above-listed nominees.

Unless marked otherwise, proxies received will be voted “FOR” the election of each of these director nominees.

CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Overview

Our Bylaws provide that the size of our Board is to be determined by resolution of the Board. Our Board has currently fixed the number of directors at five. Our Board currently consists of five members. Dr. Hill was not nominated to stand for re-election as director at the Annual Meeting and his term as director of the Company will end at the Annual Meeting. Therefore, as of June 9, 2021, the size of the Board will be reduced to four members.

Our common stock is listed on The NASDAQ Capital Market and we comply with The NASDAQ Capital Market’s listing standards on determining the independence of directors. Under these standards, an independent director means a person other than an executive officer or one of our employees or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

As a result of Dr. Hill not being nominated to stand for re-election, following the Annual Meeting, the Company will no longer be in compliance with The NASDAQ Capital Market’s listing standards 5605(a)(2), regarding majority independent directors, 5605(c)(2)(A), regarding audit committee composition and 5605(d)(2)(A), regarding compensation committee composition. The Company will rely on the cure periods set forth in the NASDAQ Capital Market’s listing standards to regain compliance with these requirements.

The Board has nominated Dr. Mahesh V. Patel, Mr. Jeffrey A. Fink, Dr. Richard Dana Ono and Mr. John W. Higuchi for election at the Annual Meeting. Dr. Hill, who has not been nominated for re-election, is currently serving as the Lead Independent Director and Mr. Fink and Dr. Ono are also serving as independent directors. Following the Annual Meeting, we will have a vacancy in the Lead Independent Director position and we will need to appoint a new Lead Independent Director. The nominees have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable for service. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting or any adjournment or postponement thereof, the proxies will be voted for such other nominees as may be designated by the present Board.

We are subject to a number of technological, regulatory, product, legal and other types of risks. The Board and its constituent committees are responsible for overseeing these risks, and we employ a number of procedures to help them carry out that duty. For example, Board members regularly consult with executive management about pending issues and expected challenges, and at each Board meeting directors receive updates from, and have an opportunity to interview and ask questions of, key personnel and management. Furthermore, because our Chief Executive Officer serves as a member of our Board, we believe that the Board has a direct channel and better access to insights into our performance, business and challenges.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based upon the position and direction of the Company and the membership of the Board.

The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer, coupled with a Lead Independent Director position to further strengthen the governance structure. The Board believes this provides an efficient leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment of corporate strategy.

The Board has instituted the Lead Independent Director position to provide an additional measure of balance, ensure the Board’s independence and enhance its ability to fulfill its management oversight responsibilities. Dr. Stephen A. Hill currently serves as the Lead Independent Director. Following the Annual Meeting, we will have a vacancy in the Lead Independent Director position and we will need to appoint a new Lead Independent Director The Lead Independent Director:

•	presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	frequently consults with the Chairman and CEO about strategic policies;

•	provides the Chairman and CEO with input regarding Board meetings;

•	serves as a liaison between the Chairman and CEO and the independent directors; and

•	otherwise assumes such responsibilities as may be assigned to him by the independent directors.

No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the Board, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Board Role in Risk Oversight

Our Board of Directors is responsible for overseeing the Company’s management of risk.  The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the stockholders.  The Board of Directors understands that its focus on effective risk oversight is critical to setting the Company’s tone and culture towards effective risk management.  To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk.  Our Board of Directors maintains an active dialogue with management about existing risk management processes and how management identifies, assesses, and manages the Company’s most significant risk exposures.  Our Board expects frequent updates from management about the Company’s most significant risks so as to enable it to evaluate whether management is responding appropriately.

Our Board relies on each of its committees to help oversee the risk management responsibilities relating to the functions performed by such committees.  Our Audit Committee periodically discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.  Our Compensation Committee helps the Board to identify the Company’s exposure to any risks potentially created by our compensation programs and practices.   Each of these committees is required to make regular reports of its actions and any recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.

Committees of the Board of Directors

The Board has established an Audit Committee and a Compensation Committee. Each committee operates pursuant to a charter that may be viewed on our website at www.lipocine.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. The Board does not have a Nominating Committee or other committee of the Board that performs similar functions.

Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes and is responsible for (i) retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm, (ii) approving the services performed by our independent registered public accounting firm and (iii) reviewing and evaluating our accounting principles, financial reporting practices, and system of internal accounting controls. The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm, and has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, all related person transactions are reviewed and approved by the Audit Committee.

Our Audit Committee currently consists of Mr. Fink, Dr. Hill and Dr. Ono with Mr. Fink serving as the Audit Committee Chairman. The Board has determined that all members of our Audit Committee are independent under the rules of the Securities and Exchange Commission, The NASDAQ Stock Market Rules and the standards adopted by our Board and that Mr. Fink qualifies as an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission. During the fiscal year ended December 31, 2020, the Audit Committee held five meetings.

Compensation Committee. Our Compensation Committee assists our Board in determining the compensation of our executive officers and directors. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending each executive officer’s compensation to the Board. The Compensation Committee currently administers our Fourth Amended and Restated 2014 Stock and Incentive Plan. The Compensation Committee may form and delegate any of its responsibilities to subcommittees when appropriate. The Compensation Committee is entitled, at its discretion, to engage a compensation consultant to advise the Compensation Committee. Dr. Patel makes recommendations to the Compensation Committee regarding the compensation of the other executive officers.

Our Compensation Committee currently consists of Drs. Hill and Ono with Dr. Hill serving as the Compensation Committee Chairman. Following the Annual Meeting, Dr. Ono will serve as the Compensation Committee Chairman and Mr. Fink will serve on the Compensation Committee. The Board has determined that all members of our Compensation Committee are independent under the rules of the Securities and Exchange Commission, The NASDAQ Stock Market Rules and the standards adopted by our Board. During the fiscal year ended December 31, 2020, the Compensation Committee held one meeting and had multiple informal discussions amongst themselves. Additionally, the Compensation Committee deferred much of the corporate goal setting process to the full Board in 2020.

Nominating Committee Functions. Given the relatively small size of our Board of Directors and the desire to involve the entire Board of Directors in nominating decisions, we have elected not to have a separate Nominating Committee. Since we do not have a Nominating Committee, our independent directors, which currently constitute a majority of the Board of Directors, but will not subsequent to the Annual Meeting, determine the director nominees and recommend the director nominees to the Board of Directors, after which all of the members of the Board of Directors participate in the consideration of director nominees. Our Board of Directors may employ a variety of methods for identifying and evaluating director nominees. If vacancies are anticipated or arise, our Board of Directors considers various potential candidates which may come to our attention through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated by our Board of Directors at any time during the year.

In evaluating a director candidate, our Board of Directors will review his or her qualifications including capability, availability to serve, conflicts of interest, general understanding of business, understanding of the Company’s business and technology, educational and professional background, personal accomplishments and other relevant factors. Our Board of Directors has not established any specific qualification standards for director nominees and we do not have a formal diversity policy relating to the identification and evaluation of nominees for director, although from time to time the Board of Directors may identify certain skills or attributes as being particularly desirable to help meet specific needs that have arisen. Our Board of Directors may also interview prospective nominees in person or by telephone. After completing this evaluation, the Board of Directors will determine the nominees.

The Board has not adopted a formal process for considering director candidates who may be recommended by stockholders.  However, our policy is to give due consideration to any and all such candidates.  A stockholder may submit a recommendation for director candidates to us at our corporate offices, to the attention of Morgan R. Brown.  While we have paid fees to third-party search firms in the past to assist us in identifying potential nominees, we did not use any such search firms in 2020.

Board Meetings and Attendance at Annual Meetings

The Board held a total of five meetings during 2020. Each incumbent director attended more than 75% of the aggregate of the total number of meetings of the Board held during 2020 and the total number of meetings of all committees of the Board on which that director served during the periods of such service. Although we do not have a formal policy regarding attendance by directors at our Annual Meeting, we encourage directors to attend. We held our annual meeting of stockholders for the 2020 fiscal year on June 10, 2020 and one of our directors was in attendance.

Codes of Ethics and Business Conduct

We have adopted a corporate Code of Ethics and Business Conduct, which may be viewed on our website at www.lipocine.com. The Code of Ethics and Business Conduct applies to all our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. If we effect an amendment to, or waiver from, a provision of our Code of Ethics and Business Conduct, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on the website above. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, or to an individual member or committee as follows: c/o Lipocine Inc., Attention: Corporate Secretary, Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. All communications will be relayed to the addressee. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. There were no changes in this process in 2020. Please refer to our website at www.lipocine.com for any future changes in this process. The Board or the particular director or committee of the Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

DIRECTOR COMPENSATION

The following table provides information regarding compensation of non-employee directors who served during 2020. In 2020, each non-employee director received an annual retainer of $35,000; members of the Audit Committee received an additional $5,000 for such service and members of the Compensation Committee received an additional $5,000 for such service. Also in 2020, the Chair of the Audit Committee received $16,500, the Chair of the Compensation Committee received $10,000 and the Lead Independent Director received $25,000. Finally, we reimbursed our directors for reasonable travel expenses incurred in attending the meetings of the Board of Directors during 2020. On June 10, 2020, directors received a stock option award of 22,000 shares of common stock. This grant was an increase over the historical annual director stock option award of 10,000 shares of common stock that is typically granted post director election at the annual stockholder meeting as a result of continued common stock issuances (i.e., dilution) since the historical 10,000 shares of common stock award was established. Each new director will receive an initial stock option grant to purchase 10,000 shares of common stock of the Company at an exercise price per share equal to the closing price of our common stock on the date of grant.

Director Compensation for 2020

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(5)	Other Compensation ($)	Total ($)
Jeffrey A. Fink (1)	51,500	-	16,425	-	67,925
John W. Higuchi (2)	35,000	-	16,425	-	51,425
Dr. Stephen A. Hill (3)	75,000	-	16,425	-	91,425
Dr. R. Dana Ono (4)	45,000	-	16,425	-	61,425

(1)	As of December 31, 2020, Mr. Fink had 92,000 option awards outstanding.

(2)	As of December 31, 2020, Mr. Higuchi had 263,490 option awards outstanding.

(3)	As of December 31, 2020, Dr. Hill had 92,000 option awards outstanding.

(4)	As of December 31, 2020, Dr. Ono had 92,000 option awards outstanding.

(5)	The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value computed in accordance with Accounting Standards Codification (“ASC”) 718 of awards of stock options made to non-employee directors for the fiscal year ended December 31, 2020 but excludes an estimate for forfeitures. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Additional information about the assumptions used in the calculation of these amounts is included in footnote 2 to our audited financial statements for the fiscal year ended December 31, 2020 included in our Annual Report on Form 10-K filed with the SEC on March 11, 2021.

For the 2021 fiscal year, the Board of Directors has determined that each non-employee director will receive an annual retainer of $35,000, plus an additional $5,000 for members of the Audit Committee and Compensation Committee. Chairs of the Audit Committee and Compensation Committee will also receive an additional $16,500 and $10,000, respectively, and the Lead Independent Director will receive an additional $25,000. In addition to the cash retainers, the Board of Directors also approved a director stock option award of 22,000 shares of common stock to each non-employee director, which the Company expects to grant following the Annual Meeting.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Overview

The Audit Committee has engaged the registered public accounting firm of Tanner LLC as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2021. Tanner LLC began auditing our financial statements in the year ended December 31, 2018. Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of Tanner LLC to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests.

PRINCIPAL ACCOUNTANTS

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed to the Company by Tanner for the fiscal year ended December 31, 2020 and 2019:

	2020	2019
Audit fees	$180,414	$194,325

Audit-related fees	-	-

Tax fees	-	-

All other fees	-	-

Total audit and tax fees	$180,414	$194,325

Audit fees consist of Tanner’s fees for services related to their audits of our annual financial statements, audit of effectiveness of internal control over financial reporting, their review of financial statements included in our quarterly reports on Form 10-Q, their review of SEC filed registration statements, and fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as the issuance of consents and comfort letters.

Audit-related fees consist of fees for assurance related services by Tanner that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not considered "audit fees." We did not incur any fees under this category in 2020 or 2019.

Tax fees consist of advisory services consisting primarily of tax advice rendered by Tanner. We did not incur any fees under this category in 2020 or 2019.

All other fees consist of fees for professional services rendered by our independent registered public accounting firm for permissible non-audit services, if any. We did not incur any fees under this category in 2020 or 2019.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. In 2020, all audit services performed by our independent accountants were pre-approved by our Audit Committee to assure that such services did not impair the auditors’ independence from us.

Determination of Independence

There were no fees billed by Tanner for non-audit services.

Attendance at Annual Meeting

Representatives from Tanner are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Sought

The proposal to ratify the appointment of Tanner as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2021 will be approved if a majority of the shares of common stock outstanding as of the Record Date that are present or represented by proxy and entitled to vote at the Annual Meeting vote in favor of the proposal. Abstentions will be counted towards the tabulations of votes cast on such proposal presented to the stockholders and will have the same effect as negative votes. Because Proposal 2 is a routine matter, we do not expect any broker non-votes with respect to Proposal 2.

Recommendation

The Board recommends that stockholders vote “FOR” the proposal to ratify the appointment of Tanner as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2021.

Unless marked otherwise, proxies received will be voted “FOR” Proposal No. 2.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed our audited financial statements with our management and has discussed with Tanner LLC the matters required to be discussed by the requirements of the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from Tanner required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with Tanner its independence from us.

Based on its review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for our fiscal year ended December 31, 2020 be included in our Annual Report on Form 10-K for our fiscal year ended December 31, 2020, which was filed on March 11, 2021.

Members of the Audit Committee

Jeffrey A. Fink
Dr. Stephen A. Hill
Dr. Richard Dana Ono

PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation (a so-called “say-on-pay” vote), as well as an advisory vote with respect to whether future “say-on-pay” votes will be held every one, two or three years (a so-called “say-on-frequency” vote).

Our executive compensation programs are designed to attract, motivate and retain our named executive officers (“NEOs”), who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of both specific financial and strategic goals, which are expected to result in increased stockholder value. Please read the tables and narrative disclosure that follow for additional details about our executive compensation programs, including information about the year ended December 31, 2020 compensation of our NEOs.

The Compensation Committee regularly reviews the compensation programs for our NEOs to ensure that they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and with current market practices. This includes establishing corporate target goals and objectives based on our strategic and operating plans. In addition, from time to time, the Compensation Committee may, including with the assistance of outside compensation consultants, analyze compensation programs and pay levels of executives at peer companies to ensure that our compensation program is within the norm of general market practices and competitive to attract and retain executive talent.

We believe that our executive compensation programs have been effective at motivating the achievement of positive results, appropriately aligning pay and performance, and enabling us to attract and retain talented executives within our industry.

Recommendation

We request stockholder approval of our compensation of our NEOs for the year ended December 31, 2020 as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules (which disclosure includes the compensation tables, and the narrative disclosures that accompany the compensation tables within the Executive Compensation section of this Proxy Statement). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask that you vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the stockholders of Lipocine Inc. (the “ Company ”) approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure within the Executive Compensation section of this Proxy Statement.”

The vote solicited for Proposal No. 3 is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee, nor will its outcome require the Company, our Board of Directors or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company, the Board of Directors or the Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders in their vote on this Proposal and will consider the outcome of this vote when making future compensation decisions for our NEOs.

We currently intend to include a stockholder advisory resolution on our executive compensation program at our annual meeting of stockholders each year.

The Board recommends that stockholders vote “FOR” the proposal to approve, on an advisory basis, the compensation of our NEOs as disclosed in this proxy Statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our common stock as of March 15, 2021 by (a) each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding common stock; (b) each of our named executive officers; (c) each of our directors; and (d) all of our current directors and executive officers as a group. The table is based upon information supplied by directors, executive officers and principal stockholders, and Schedules 13D and 13G filed with the SEC.

Percentage ownership in the table below is based on 88,290,650 shares of common stock outstanding as of March 15, 2021. Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Any securities not outstanding but which are subject to options or warrants exercisable within 60 days of March 15, 2021 are deemed outstanding and beneficially owned for the purpose of computing the percentage of outstanding common stock beneficially owned by the stockholder holding such options or warrants but are not deemed outstanding for the purpose of computing the percentage of common stock beneficially owned by any other stockholder.

Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

Name and Address of Beneficial Owner	Shares Beneficially Owned
	Number	Percent
Directors and Named Executive Officers
Mahesh V. Patel, Ph.D.(1)		2.6%
Morgan R. Brown, M.B.A.(2)		*
Nachiappan Chidambaram, Ph.D. (3)		*
John W. Higuchi, M.B.A.(4)		1.1%
Stephen A. Hill, M.A., F.R.C.S..(5)		*
Jeffrey A Fink.(6)		*
R. Dana Ono, Ph.D.(7)		*
All executive officers and directors as a group (7 persons)		4.9%

* Less than 1.0%.

(1)	Includes 1,228,090 shares held (i) by Dr. Patel and (ii) Dr. Patel’s spouse, in addition to 1,138,229 shares Dr. Patel has the right to acquire through the exercise of options within 60 days of March 15, 2021.

(2)	Includes 194,504 shares held by Mr. Brown and 389,685 shares Mr. Brown has the right to acquire through the exercise of options within 60 days of March 15, 2021.

(3)	Includes 67,138 shares held by Dr. Chidambaram and 205,749 shares Dr. Chidambaram has the right to acquire through the exercise of options within 60 days of March 15, 2021.

(4)	Includes 693,548 shares held by Mr. Higuchi and 241,490 shares Mr. Higuchi has the right to acquire through the exercise of options within 60 days of March 15, 2021.

(5)	Includes 12,750 shares held by Dr. Hill and 70,000 shares Dr. Hill has the right to acquire through the exercise of options within 60 days of March 15, 2021.

(6)	Includes 6,562 shares held by Mr. Fink and 70,000 shares Mr. Fink has the right to acquire through the exercise of options within 60 days of March 15, 2021.

(7)	Includes 10,125 shares held by Dr. Ono and 70,000 shares Dr. Ono has the right to acquire through the exercise of options within 60 days of March 15, 2021.

EXECUTIVE COMPENSATION

The following table sets forth information regarding our current executive officers as of March 31, 2021:

Name	Age	Position(s)
Mahesh V. Patel, Ph.D.	64	President, Chief Executive Officer and Chairman of the Board of Directors
Morgan R. Brown, M.B.A.	52	Executive Vice President and Chief Financial Officer
Nachiappan Chidambaram, Ph.D.	52	Vice President, Product Development

Executive Officers

Mahesh V. Patel, Ph.D., is our President, Chief Executive Officer and Chairman of the Board of Directors. Dr. Patel’s biographical information can be found under “Directors” above.

Morgan R. Brown, M.B.A. has served as our Executive Vice President and Chief Financial Officer since September 2013. Mr. Brown served as Executive Vice President and Chief Financial Officer at Innovus Pharmaceuticals, Inc., a pharmaceuticals company, from May 2013 to September 2013. From August 2012 to May 2013, Mr. Brown consulted for Heartware International Inc., a medical device company. From August 2009 to August 2012, Mr. Brown served as Executive Vice President and Chief Financial Officer at World Heart Corporation, a medical device company. From August 2008 to August 2009, Mr. Brown served as Chief Financial Officer and Senior Vice President at Lifetree Clinical Research, a clinical research organization. Previously, Mr. Brown served as Vice President Finance and Treasurer at NPS Pharmaceuticals, Inc., a biotechnology company. Mr. Brown received a B.S. in Accounting from Utah State University and an M.B.A. from the University of Utah.

Nachiappan Chidambaram, Ph.D. has served as our Vice President, Product Development, since July 2014 and has over 19 years of product development experience in pharma and biotech. Prior to being promoted to Vice President, Product Development, Dr. Chidambaram served in various product development leadership roles including Associate Director, Product Development, from 2007 to 2014. Prior to joining Lipocine in 2007, Dr. Chidambaram served as the Group Leader at Banner Pharmacaps from 2000 to 2007. He received his Ph.D. in Pharmaceutics from the University of Connecticut in 2000.

Compensation Summary

The following tables contains information with respect to the compensation for the years ended December 31, 2020 and 2019 by each individual who acted as our principal executive officer and our two other most highly compensated executive officers or employees during the year ended December 31, 2020. We refer to the employees identified in this table as our “Named Executive Officers”.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($)		Total ($)
Mahesh V. Patel President, Chief Executive Officer and Chairman of the Board of Directors	2020 2019	456,932 456,932	- 49,117	214,266 -	308,429 -	14,775 14,504	(4) (4)	994,403 520,554
Morgan R. Brown Executive Vice President and Chief Financial Officer	2020 2019	338,000 338,000	- 28,259	218,591 -	177,450 -	11,400 11,200	(5) (5)	745,441 377,459
Nachiappan Chidambaram Vice President, Product Development	2020 2019	243,360 243,360	- 14,533	133,945 -	91,260 -	9,734 11,200	(6) (6)	478,300 269,093

(1)	The amounts in this column do not reflect compensation actually received nor do they reflect the actual value that will be recognized. Instead, the amounts reflect the aggregate grant date fair value of restricted stock units in accordance with ASC Topic 718, computed by multiplying the closing stock price on the grant date by the number of restricted stock units awarded. Such grant date fair value does not take into account any estimated forfeitures related to vesting conditions.

(2)	Reflects the aggregate grant date fair value of stock option awards computed in accordance with ASC Topic 718 but excludes an estimate for forfeitures. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Additional information about the assumptions used in the calculation of these amounts is included in footnote 10 to our audited financial statements for the fiscal year ended December 31, 2020 included in our Annual Report on Form 10-K filed with the SEC on March 11, 2021.

(3)	Non-equity incentive plan compensation includes cash awards granted at the discretion of the Compensation Committee under our cash bonus plan for achieving certain performance-based criteria.

(4)	Includes $3,375and $3,304, respectively, in life insurance premiums we paid on behalf of the executive officer in 2020 and 2019 and $11,400 and $11,200, respectively, in 401(k) plan matching contributions in 2020 and 2019.

(5)	Includes $11,400 and $11,200, respectively, in 401(k) plan matching contributions in 2020 and 2019.

(6)	Includes $9,734 and $11,200, respectively, in 401(k) plan matching contributions in 2020 and 2019.

Outstanding Equity Awards at Fiscal Year End

The following table presents for each named executive officer, information regarding outstanding stock options and stock awards held as of December 31, 2020.

	Option grant date	Number of securities underlying unexercised options exercisable(1)		Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date
Mahesh V. Patel, Ph.D.	01/31/2013	136,518	(2)	-	2.81	08/12/2023
	01/31/2013	31,978	(3)	-	2.81	12/16/2023
	01/31/2013	83,421	(4)	-	2.81	07/10/2023
	01/31/2013	10,844	(5)	-	2.81	12/15/2023
	01/31/2013	69,518	(6)	-	2.81	01/31/2023
	12/10/2013	25,000	(7)	-	8.10	12/09/2023
	08/14/2014	105,116	(8)	-	8.43	08/14/2024
	01/05/2016	140,000	(8)	-	12.92	01/05/2026
	12/07/2016	140,000	(8)	-	3.61	12/07/2026
	12/06/2017	150,000	(8)	-	3.52	12/06/2027
	12/04/2018	100,000	(8)	50,000	1.46	12/04/2028
	01/28/2020	-	(8)	300,000	0.46	01/28/2030
	12/15/2020	-	(8)	100,000	1.37	02/15/2030
Morgan R. Brown	09/16/2013	50,000	(8)	-	6.00	09/16/2023
	12/10/2013	15,000	(7)	-	8.10	12/10/2023
	08/14/2014	34,268	(8)	-	8.43	08/14/2024
	01/05/2016	50,000	(8)	-	12.92	01/05/2026
	12/07/2016	50,000	(8)	-	3.61	12/07/2026
	12/06/2017	75,000	(8)	-	3.52	12/06/2027
	12/04/2018	50,000	(8)	25,000	1.46	12/04/2028
	01/28/2020	-	(8)	132,000	0.46	01/28/2030
	12/15/2020	-	(8)	160,000	1.37	12/15/2030
Nachiappan Chidambaram	01/31/2013	13,068	(2)	-	2.81	08/12/2023
	01/31/2013	2,780	(3)	-	2.81	12/16/2023
	01/31/2023	1,390	(5)	-	2.81	12/15/2023
	01/31/2013	11,122	(6)	-	2.81	01/31/2023
	12/10/2013	5,000	(7)	-	8.10	12/10/2023
	08/14/2014	31,000	(8)	-	8.43	08/14/2024
	01/05/2016	25,000	(8)	-	12.92	01/05/2026
	12/07/2016	30,000	(8)	-	3.61	12/07/2026
	12/06/2017	34,000	(8)	-	3.52	12/06/2027
	12/04/2018	22,667	(8)	11,333	1.46	12/04/2028
	01/28/2020	-	(8)	60,000	0.46	01/28/2030
	12/15/2020	-	(8)	105,000	1.37	02/15/2030

(1)	The options have not been, and may never be, exercised, and actual gains, if any, on exercise will depend on the value of the shares of common stock on the date of exercise.

(2)	These options replaced all of the executive officer’s prior stock option grants and were fully vested on the date of grant with a ten-year life.

(3)	Vesting of these stock options were originally solely subject to the achievement of certain milestones related to the successful development of our product candidates. The stock options would vest on December 31st of the calendar year in which the specific milestone is accomplished as determined by the Board of Directors or on June 30, 2014, for any milestone accomplished prior to that date in 2014. Any shares that remained unvested as of June 30, 2014, would expire unless extended by our Board of Directors. Based upon milestones achieved in 2011, the Board of Directors determined that for 2011, 10% of such stock options and stock awards had vested as of December 31, 2011. No milestones were achieved in 2012. In January 2013, the vesting of these stock options was modified such that the stock options and stock awards will vest as follows: (i) 100% upon first dosing in the pivotal clinical study for TLANDO, or (ii) 50% of the unvested portion on January 31, 2014, and 50% of the remaining unvested portion on January 31, 2015. In addition, the option expiration date was extended to the 10-year anniversary of the date of grant. Vesting of these options occurred on February 10, 2014 which was the date of first dosing in the pivotal clinical study for TLANDO.

(4)	This option was fully vested on the date of grant.

(5)	Vesting of this stock option was originally solely subject to the achievement of certain milestones related to the successful development of our product candidates. Based upon milestones achieved in 2012, the Board of Directors determined that for 2012, 30% of such options had vested as of December 31, 2012. In January 2013, the vesting of this stock option was modified such that the stock option will vest as follows: (i) 100% upon first dosing in the pivotal clinical study for TLANDO, or (ii) 50% of the remaining unvested potion on January 31, 2014, and 50% of the remaining unvested portion on January 31, 2015. Vesting of these options occurred on February 10, 2014 which was the date of first dosing in the pivotal clinical study for TLANDO.

(6)	Vesting of the stock option is 1/36th a month over a three-year term.

(7)	Vesting of the stock option is cliff vesting on December 31, 2014.

(8)	Vesting of the stock option is over a three-year term with cliff vesting of one-third at the end year one with the remaining two thirds vesting at 1/24th a month over the next 24 months.

Executive Employment Agreements and Change-in-Control Arrangements

We have entered into employment agreements with the following executive officers: Dr. Mahesh V. Patel, Mr. Morgan Brown and Dr. Nachiappan Chidambaram. Below is a description of such employment agreements.

Dr. Mahesh V. Patel: The Company has entered into an Employment Agreement with Dr. Mahesh V. Patel, who has served as our President and Chief Executive Officer since 1997. Under the terms of the Employment Agreement between the Company and Dr. Patel, dated January 7, 2014 (the “Dr. Patel Agreement”), Dr. Patel received an initial base salary of $370,800 per year, which has been subsequently increased by the Board to $470,640 per year and is subject to further adjustment by the Board. Dr. Patel will be eligible to participate in the Company’s cash bonus plan. In the event Dr. Patel’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Dr. Patel Agreement, Dr. Patel will be entitled to receive, among other severance benefits, up to 104 weeks of severance pay at his then-applicable base salary, full vesting of all outstanding equity awards and, in the case of outstanding options to purchase common stock, extension of the exercise period to at least three years after such termination.

Mr. Morgan R. Brown: The Company has entered into a Second Amended and Restated Employment Agreement with Mr. Morgan R. Brown, who was appointed Executive Vice President and Chief Financial Officer of the Company in September 2013. Mr. Brown serves as the Company’s principal financial officer and principal accounting officer. Under the terms of the Second Amended and Restated Employment Agreement between the Company and Mr. Brown, dated March 3, 2017 (the “Mr. Brown Agreement”), Mr. Brown received an initial base salary of $305,000 per year, which has been subsequently increased by the Board to $348,140 per year, and is subject to further adjustment by the Board. Mr. Brown is eligible to participate in the Company’s cash bonus plan. In the event Mr. Brown’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Mr. Brown Agreement, Mr. Brown will be entitled to receive among other severance benefits, 52 weeks of severance pay at his then-applicable base salary, full vesting of all outstanding equity awards and, in the case of outstanding options to purchase common stock, extension of the exercise period to at least three years after such termination.

Dr. Nachiappan Chidambaram: The Company has entered into an Employment Agreement with Dr. Nachiappan Chidambaram, who was appointed Vice President Product Development of the Company in November 2018. Under the terms of the Employment Agreement between the Company and Dr. Chidambaram, dated November 5, 2018 (the “Dr. Chidambaram Agreement”), Dr. Chidambaram received an initial base salary of $234,000 per year, which has been subsequently increased by the Board to $253,094 per year, and is subject to further adjustment by the Board. Dr. Chidambaram is eligible to participate in the Company’s cash bonus plan. In the event Dr. Chidambaram’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Dr. Chidambaram Agreement, Dr. Chidambaram will be entitled to receive among other severance benefits, 26 weeks of severance pay at his then-applicable base salary and six months accelerated vesting of all outstanding equity awards.

Certain Relationships and Related Transactions

Since January 1, 2018, there has not been, nor has there been proposed, any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of (i) $120,000 or (ii) 1% of the average total assets of the Company at year end for the past two fiscal years, and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than as described above under the heading “Executive Compensation” and other than the transactions described below.

Indemnification Agreements

We have entered into indemnification agreements with each of our executive officers and directors that require us to indemnify such persons against any and all expenses, including judgments, fines or penalties, attorney’s fees, witness fees or other professional fees and related disbursements and other out-of-pocket costs incurred, in connection with any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry or administrative hearing, whether threatened, pending or completed, to which any such person may be made a party by reason of the fact that such person is or was a director, officer, employee or agent of our Company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, our best interests. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification thereunder. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

Spriaso LLC Assignment and Services Agreements

On July 23, 2013, we entered into assignment/license and services agreements with Spriaso LLC, an entity that is majority-owned by Dr. Mahesh V. Patel, Gordhan Patel, John W. Higuchi, Dr. William I. Higuchi, and their affiliates. Dr. Mahesh V. Patel is our President and Chief Executive Officer and Chairman of our Board of Directors. Mr. Higuchi is a member of our Board of Directors and Gordhan Patel and Dr. William I. Higuchi, former Board members, were each a member of our Board of Directors at the date the license and agreements were entered into.

Under the assignment agreement, we assigned and transferred to Spriaso all of our rights, title and interest in our intellectual property for the cough and cold field. In addition, Spriaso was assigned all rights and obligations under our product development agreement with a co-development partner. In exchange, we are entitled to receive a potential cash royalty of 20% of the net proceeds received by Spriaso, up to a maximum of $10 million. Spriaso also granted back to us an exclusive license to such intellectual property to develop products outside of the cough and cold field. The assignment agreement will expire upon the expiration of all of Spriaso’s payment obligations thereunder and the expiration of all of the licensed patents thereunder. Spriaso has the right to terminate the assignment agreement with 30 days written notice. We have the right to terminate the assignment agreement upon the complete liquidation or dissolution of Spriaso, unless the assignment agreement is assigned to an affiliate or successor of Spriaso.

Under the services agreement, we agreed to provide facilities and up to 10% of the services of certain employees to Spriaso for a period of up to 18 months which expired January 23, 2015. Effective January 23, 2015, we entered into an amended services agreement with Spriaso in which we agreed to continue providing up to 10% of the services of certain employees to Spriaso at a rate of $230/hour for a period of six months. Effective July 23, 2015, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective January 23, 2016, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective July 23, 2016, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective January 23, 2017, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective July 23, 2017, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective January 23, 2018, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective July 23, 2018, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective January 23, 2019, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective July 23, 2019, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional twelve-month period. Effective July 23, 2020, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional twelve-month period, however the agreement may be extended upon written agreement of Spriaso and us. Additionally, Spriaso filed its first NDA in 2014, as an affiliated entity of Lipocine, it used up the one-time waiver of user fees for a small business submitting its first human drug application to U.S. Food and Drug Administration.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2020 relating to all of our equity compensation plans:

Plan Category	(a) Number of shares to be issued upon exercise of outstanding options(1)	(b) Weighted-average exercise price of outstanding options(2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plan approved by stockholders	3,564,458	$3.36	1,940,790

Equity compensation plans not approved by stockholders	-	-	-

TOTAL	3,564,458	$3.36	1,940,790

(1)	The balance consists of shares of common stock issuable upon the exercise of outstanding stock options granted under our 2011 Equity Incentive Plan, as amended, and our 2014 Equity and Incentive Plan, as amended. Shares available for issuance under the Fourth Amended and Restated 2014 Equity and Incentive Plan, may become subject to stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units or other equity awards, with such terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and other limitations as determined by the Compensation Committee.

(2)	The weighted-average exercise price does not take into account shares of common stock issuable upon vesting of outstanding restricted stock or restricted stock units, which have no exercise price.

PROPOSAL NO. 4
STOCKHOLDER PROPOSAL TO approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000 SHARES

The Board of Directors is seeking the approval of our stockholders of an amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Amendment”), to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000 shares, which was approved by the Board of Directors on March 10, 2021, subject to stockholder approval. The Amendment will not change the number of authorized shares of preferred stock, which currently consists of 10,000,000 shares of preferred stock.

The full text of the proposed Amendment is attached to this Proxy Statement as Appendix I. However, the text of the proposed Amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board of Directors deems necessary and advisable to effect the proposed amendment of the Company’s Amended and Restated Certificate of Incorporation.

Provided the stockholders approve the Amendment, the increased number of shares would be authorized for issuance, but would remain unissued until such time as the Board of Directors approves a specific issuance of shares. The additional shares of common stock authorized for issuance by the Amendment would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding. Adoption of the proposed amendment would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock, to the extent that any additional shares of common stock are ultimately issued out of the increase proposed in the Amendment.

If the proposed Amendment is approved by the requisite vote of the stockholders, it will become effective no earlier than the filing and recording of a Certificate of Amendment with the Secretary of State of the State of Delaware. Our Board of Directors reserves its right to elect not to proceed and abandon the Amendment if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders.

Reasons for the Amendment

The Board of Directors is recommending the proposed increase in the authorized number of shares of common stock primarily to provide the Company with appropriate flexibility to issue shares in the future on a timely basis if such need arises in connection with potential financings, business combinations or other corporate purposes. Approval of the proposed Amendment will also enable the Company to take advantage of market conditions, the availability of more favorable financing, and opportunities for business combinations and other strategic transactions, without the potential delay and expense associated with convening a special stockholders’ meeting. We have limited capital and in order for us to execute on our business plan and remain viable as a going concern, we must have the flexibility to engage in capital raising transactions until we are able to generate sufficient revenue and cash flow. Investors in prior transactions have purchased our common stock or our derivative securities, such as warrants, for which we must reserve unissued common stock.

We significantly rely on our authorized common stock to execute our business strategy, including, for example, to raise capital, repurchase debt, provide equity awards to employees, officers, directors, consultants, and/or advisors, expand our business through the acquisition of other business, and for other purposes. At present, we do not have any plans, arrangements, understandings or commitments for the authorized but unissued shares of our common stock that would become available following the implementation of an amendment to increase our authorized shares of common stock, other than to accommodate additional shares of our common stock to be authorized and reserved for future equity awards under our Fourth Amended and Restated 2014 Stock and Incentive Plan. However, our board of directors desires to maintain flexibility to take such action necessary to execute our business strategy.

As described in more detail below in the section titled “Number of Shares of Common Stock Currently Outstanding and Subject to Issuance,” we presently have less than 6 million shares of common stock available for issuance. We therefore are limited in our ability to use our available capital stock to execute our business strategies, including, but not limited to, taking advantage of future capital raising opportunities that would require the issuance of shares of our common stock. Increasing the number of authorized shares of common stock will enable us to issue common stock or securities convertible or exercisable into common stock to investors and other strategic partners. These transactions, if they can be successfully negotiated and consummated, will help us fund our business plan, including the funding of our clinical trials. You should be aware that these potential capital raising transactions or other strategic transactions involving the issuance of additional shares of common stock will have a dilutive effect on our existing stockholders, as further described in the section below titled “Effects of Increase.”

If the increase is not approved, we will be limited in our efforts to raise additional capital. In such event, our operations, financial condition and our ability to continue as a going concern may be materially and adversely affected.

Number of Shares of Common Stock Currently Outstanding and Subject to Issuance

As of March 31, 2021, we had the following shares of common stock issued and outstanding and shares of common stock reserved for issuance under the following securities convertible or exercisable into common stock:

●	88,290,650 shares of our common stock issued and outstanding;
●	1,934,366 shares of our common stock issuable upon exercise of outstanding warrants;
●	3,849,790 shares of our common stock issuable upon exercise of outstanding stock options;

Certain Effects of the Amendment

The additional authorized but unissued shares of common stock may generally be issued from time to time for such proper corporate purposes as may be determined by our board of directors or, as required by law or the rules of the Nasdaq Capital Market, with the approval and authorization of our stockholders. Our board of directors does not intend to solicit further stockholder approval prior to the issuance of additional shares of common stock, except as may be required by applicable law or by the rules of the Nasdaq Capital Market.

The possible future issuance of shares of our common stock or securities convertible or exercisable into our common stock could affect our current stockholders in a number of ways. The issuance of new shares of common stock will cause immediate dilution of the ownership interests and the voting power of our existing stockholders. New issuances of common stock may also affect the number of dividends, if any, paid to such stockholders and may reduce the share of the proceeds that they would receive upon the future liquidation, if any, of the company.

In addition, the future issuance of shares of our common stock or securities convertible or exercisable into shares of our common stock could:

●	dilute the market price of our common stock, to the extent that the shares of common stock are issued and sold at prices below current trading prices, or, if the issuance consists of securities convertible or exercisable into common stock, to the extent that the securities provide for the conversion or exercise into common stock at prices that could be below current trading prices of the common stock, which dilution, in each case, may increase the volatility and affect the market value of our trading securities;

●	dilute the earnings per share, if any, and book value per share of the outstanding shares of our common stock; and

●	make the payment of dividends on common stock, if any, potentially more expensive.

Potential Anti-Takeover Effects

An increase in the number of authorized shares of common stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed increase might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of our Board of Directors to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional common stock would dilute the voting power of the common stock and preferred stock then outstanding. Our common stock could also be issued to purchasers who would support our Board of Directors in opposing a takeover bid which our Board determines not to be in our best interests and those of our stockholders.

In addition to the proposed Amendment, our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws also include other provisions that may have an anti-takeover effect. These provisions, among other things, permit our board to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by our Board of Directors and some of our officers, and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporation actions and may delay or discourage a change in control.

The Board of Directors is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the proposed Amendment to increase the number of authorized shares is not part of any plan by our Board of Directors to recommend or implement a series of anti-takeover measures.

Vote Required

The proposal to approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000 shares will be approved if a majority of the shares of common stock outstanding as of the Record Date are voted in favor of the Amendment. Because the affirmative vote of holders of a majority of the outstanding shares of the Company’s common stock is required for this proposal, abstentions will have the same effect as votes against this proposal. Because Proposal 4 is considered a routine matter under the applicable stock exchange rules, we do not expect to receive any broker non-votes with respect to Proposal 4. If a proxy card is signed and returned but no direction is made, the persons named in your proxy will vote your shares “FOR” this proposal.

Recommendation

The Board recommends that stockholders vote “FOR” the approval approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000 shares.

Unless marked otherwise, proxies received will be voted “FOR” Proposal No.4.

PROPOSAL NO. 5
TO APPROVE AN AMENDMENT AND RESTATEMENT OF OUR FOURTH AMENDED AND RESTATED 2014 STOCK AND INCENTIVE PLAN to (I) increase the annual individual award limits thereunder from 400,000 shares to 1,000,000 shares and (II) CLARIFY PLAN LANGUAGE RELATING TO THE APPLICATION OF ANNUAL LIMITS UNDER THE PLAN

Overview

The Board has approved an amendment and restatement of our Fourth Amended and Restated 2014 Stock and Incentive Plan (the “Fourth Plan”) and is submitting this Fifth Amended and Restated 2014 Stock and Incentive Plan (the “Plan”) to the Company’s stockholders for their approval. The Board believes that the current annual individual award limits under the Fourth Plan.are too low and has approved an amendment to increase the annual individual award limit from 400,000 shares to 1,000,000 shares. The Plan also clarifies that the 1,000,000 share limit applies to all awards made in the aggregate under the Plan to an individual participant during a calendar year. The Plan also clarifies that non-employee directors are subject to a separate annual individual limit of 30,000 shares (which is not being increased). The 30,000 share limit applies to all awards made in the aggregate under the Plan to non-employee director participants during a calendar year.

As amended and restated, the Plan would also update certain provisions relating to the treatment of incentive stock options to clarify that to the extent that the aggregate fair market value of shares with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year exceeds $100,000 or otherwise does not comply with the rules governing incentive stock options, the options or portions thereof that exceed such limit or otherwise do not comply with such rules will be treated as non-qualified stock options. The amendments to the Plan also delete an obsolete reference to Section 162(m) of the Code in Section 7(a) of the Plan.

Why We are Asking our Stockholders to Approve an Amendment to the Plan

We believe that equity-based compensation is fundamental to our ability to attract, retain and motivate highly-qualified, dedicated employees who have the skills and experience required to achieve our business goals. We further believe that a combination of stock options and restricted stock (or restricted stock units) provides a strong link to our long-term performance, creates an ownership culture and generally aligns the interests of our executives and other employees with our stockholders.

Stockholders are being asked to approve the increase in the annual individual award limits set forth in Section 4(d)(i) of the Fourth Plan from 400,000 shares to 1,000,000 shares. Currently, the maximum number of shares that may be awarded to any individual during any calendar year is 400,000. Stockholders are being asked to approve the amendment and restatement of the Fourth Plan to increase such annual award limitation. The Board is asking the stockholders to approve this amendment because awards under the Plan are an integral component of the Company’s efforts to attract, retain and provide additional incentives to all applicable recipients under the Plan. The current annual limitations would make it difficult for the Company to grant performance awards under the Plan to adequately compensate and incentivize applicable plan participants, including our executive officers. Increasing the annual limit will allow the Company to grant larger performance awards to certain employees deemed important to the success of the Company’s business. Please note, however, that the Board is not asking to increase the annual individual award limitation for non-executive directors. Currently, the maximum number of shares that may be awarded to any non-executive director during any calendar year is 30,000, and this limit will not increase under the proposal. Stockholder approval to increase the individual award limitation in Section 4(d)(i) is required under the terms of the Plan.

If stockholders do not approve the Plan, the Fourth Plan will continue in effect without the increase to the individual annual limitations under the proposed Plan or the other changes described. Our Board of Directors believes that the Plan will further our compensation strategy and is vital to our ability to attract, retain and motivate top quality employees, directors and consultants.

Request for Additional Shares and Dilution

We manage our long-term shareholder dilution, in part, by controlling the number of equity incentive awards granted annually.  The Compensation Committee carefully monitors our annual net burn rate, total dilution, and equity expense in order to maximize shareholder value by granting what it believes are an appropriate number of equity incentive awards to attract, reward, and retain employees.  Burn rate is a measure of the speed at which companies use shares available for grant under their equity compensation plans and is an important factor for investors concerned about shareholder dilution.  The burn rate is defined as, in a given fiscal year, the number of equity shares granted subject to time-based awards plus performance-based equity awards that were earned and vested, divided by the weighted average number of shares outstanding.  In recommending to our shareholders to increase the annual individual award limitation under the Plan, the Compensation Committee considered our burn rate for the past three fiscal years as shown below:

	Fiscal 2020	Fiscal 2019	Fiscal 2018
Time-based equity awards granted	1,360,000	359,120	963,000
Performance-based awards earned and vested	-	-	-
Weighted average common shares outstanding	55,688,085	25,882,273	21,352,339

Summary of the Plan

Certain provisions of the Plan are summarized below. A copy of the Plan is attached to this proxy statement as Appendix II and is incorporated herein by reference. The following summary of the material terms of the Plan does not purport to be a complete description of the Plan and is qualified in its entirety by reference to the complete copy of the Plan in Appendix II. Because this summary may not contain all of the information that is important to you, you should review the Proxy Statement, including Appendix II, before deciding how to vote.

The Plan provides for the grant of nonqualified stock options, incentive stock options, restricted stock (including performance shares), restricted stock units (including performance share units), stock appreciation rights (“SARs”), and dividend equivalents to employees, officers, consultants, advisors, non-employee directors and independent contractors designated by the Compensation Committee (the “Committee”) of the Board of Directors. Under the Plan, the maximum number of shares of common stock which may be issued, subject to adjustment as described below, is 5,721,906 shares of common stock, which includes 271,906 shares that have been rolled over from our 2011 Equity Compensation Plan, as amended. In addition, any shares subject to outstanding awards under our 2011 Equity Compensation Plan that, after April 15, 2018, are forfeited or reacquired by the Company due to termination or cancellation of such awards shall also be permitted to be granted under the Plan. For stock options and SARs, the aggregate number of shares with respect to which such awards are exercisable, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the Plan. If awards under the Plan expire or otherwise terminate without being exercised, the shares not acquired pursuant to such awards again become available for issuance under the Plan in accordance with its terms. However, under the following circumstances, shares will not again be available for issuance under the Plan: (i) shares unissued due to a “net exercise” of a stock option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations with respect to a stock option or SAR, (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds. As of March 31, 2021 there are 1,650,874 shares of common stock available for issuance under the Plan.

If the proposed amendment and restatement of the Plan is approved, no participant will be eligible to receive awards for more than an aggregate of 1,000,000 shares of common stock during any calendar year, subject to adjustment as described below. Directors who are not also employees of the Company may not be granted awards in the aggregate for more than 30,000 shares per year of the common stock available for awards under the Plan, subject to adjustment under the express terms of the Plan.

Administration

The Plan has been and will continue to be administered by the Committee. The Board of Directors will fill vacancies on and from time to time may remove or add members to the Committee, and the Committee will be so constituted to permit awards granted under the Plan to be exempt from Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and to permit grants of awards under the plan to comply with or any other statutory rule or regulatory requirements, unless otherwise determined by the Board of Directors.

Subject to the express provisions of the Plan, the Committee has authority to administer and interpret the Plan, including the authority to determine who is eligible to participate in the Plan and to whom and when awards are granted under the Plan, to grant awards, to determine the number of shares of common stock subject to awards and the exercise or purchase price of such shares under an award, to establish and verify the extent of satisfaction of any performance criteria applicable to awards, to prescribe and amend the terms of the agreements evidencing awards made under the Plan, and to make other determinations deemed necessary or advisable for the administration of the Plan. Also, subject to the requirements of Delaware General Corporation Law and any limitations under applicable stock exchange rules, the Committee also has the power to delegate to officers the authority to grant and determine the terms and conditions of awards granted under the Plan. These delegated officers shall not be permitted to grant awards to any person subject to Rule 16b-3 under the Exchange Act or Code.

Eligibility

Participants under the Plan are limited to employees, officers, non-employee directors, consultants, independent contractors or advisors providing services to the Company, or any person to whom an offer of employment or engagement with the Company is extended. In determining to whom awards will be granted and the nature of such each award, the Committee may take into account the nature of the services rendered by the respective participant, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, deems relevant. We estimate that approximately 17 persons are currently eligible to participate in the Plan, which includes 10 employees, 3 named-executive officers and 4 non-employee directors.

General Terms and Conditions of Awards

Nonqualified Stock Options

The Committee may grant nonqualified stock options under the Plan which do not meet the requirements of Section 422 of the Code and which will be subject to the following terms and conditions. The option exercise price per share will be determined by the Committee but will not be less than 100% of the “fair market value” of the common stock on the date of grant of such option. The term “fair market value” means either (a) if the common stock is listed on any established stock exchange, the closing price for the common stock on the date of grant or (b) if the common stock is not listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted on the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on the date of grant. The exercise price of an option may be paid through various means specified by the Committee, including in cash or check, by delivering to the Company shares of common stock or by a reduction in the number of shares issuable pursuant to such option. Except in limited circumstances, every option which has not been exercised within ten years of its date of grant will lapse upon the expiration of the ten-year period, unless it has lapsed at an earlier date as determined by the Committee.

During the lifetime of a participant, except as otherwise may be provided by the Committee in its discretion, options granted to that participant under the Plan generally will be nontransferable and exercisable only by the participant. A participant will have the right to transfer any options granted to such participant upon such participant’s death either by the terms of such participant’s will or under the laws of descent and distribution.

Incentive Stock Options

The Committee may grant incentive stock options under the Plan which meet the requirements of section 422 of the Code. Under the Plan, if the aggregate fair market value of shares with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year exceeds $100,000 or otherwise does not comply with the rules governing incentive stock options, the options or portions thereof that exceed such limit or otherwise do not comply with such rules will be treated as non-qualified stock options. The option exercise price per share will be determined by the Committee but will not be less than 100% of the “fair market value” of the common stock on the date of grant of such option. In the case of a grant of an incentive stock option to a participant who, at the time such option is granted, owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the option exercise price per share under such option will not be less than 110% of the “fair market value” of the common stock on the date of grant of such option and such option will expire and no longer be exercisable no later than five years from the date of grant of such option.

SARs

The committee may grant SARs under the Plan. Subject to the express provisions of the Plan and as discussed in this paragraph, the Committee has discretion to determine the grant value, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any SAR. The grant value of each SAR granted under the Plan will be determined by the Committee and will be equal to or greater than the closing market price of a share of common stock on the date of grant of the SAR, provided, however, that if the SAR being granted is in substitution for a SAR previously granted by an entity that is acquired by or merged with the Company, the grant value of such SAR may be lower than the closing market price of a share of common stock on the date of grant of the SAR. Every SAR which has not been exercised within ten years of its date of grant will lapse upon the expiration of such ten-year period, unless it has lapsed at an earlier date as determined by the Committee.

Restricted Stock and Restricted Stock Units

The Committee may grant restricted stock or restricted stock units under the Plan. Restricted stock and restricted stock units will be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a share of restricted stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. For example, awards may, at the Committee’s discretion, be conditioned upon a participant’s completion of a specified period of service, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions. A restricted stock or restricted stock unit award that is conditioned in whole or in part upon the achievement of one or more financial or other Company-related performance goals (including goals specific to the participant's individual performance, other than performance of service alone) is generally referred to as a performance share or performance share unit award.

Any restricted stock granted under the Plan shall be issued at the time such awards are granted and may be evidenced in such manner as the Committee may deem appropriate. In the case of restricted stock units, no common stock shall be issued at the time such awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to restricted stock units evidencing the right to receive common stock, such common stock shall be issued and delivered to the holder of the restricted stock units.

Except as otherwise determined by the Committee, if a director resigns or is removed or if the employment of an employee holding restricted stock or restricted stock units terminates during the applicable restricted period, the restricted stock and/or restricted stock units held by such director or employee will be forfeited and reacquired by the Company.

Dividend Equivalents

The holder of a dividend equivalent will be entitled to receive payments (in cash, shares, other securities or other property) equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the Compensation Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee, but the Committee may not (i) grant dividend equivalents in connection with options or SARs and (ii) pay a dividend equivalent with respect to an award prior to the date on which all condition or restrictions on such award have been satisfied, waived or lapsed.

Transferability

Generally, no award (other than fully vested and unrestricted shares) and no right under any such award shall be transferable by a participant other than by will or by the laws of descent and distribution, and no award (other than fully vested and unrestricted shares) or right under any such award may be pledged, alienated, attached or otherwise encumbered. If a transfer is allowed by the Compensation Committee (other than for fully vested and unrestricted shares), the transfer will be for no value and shall comply with the Form S-8 rules. The Committee may establish procedures to allow a participant to designate a beneficiary or beneficiaries, to exercise the rights of the participant and receive any property distributable with respect to an award in the event of the participant’s death.

Corporate Transactions

In the event of any Change-in-Control Event (as defined in the Plan), reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of common stock or other securities of the Company or any other similar corporate transaction or event involving the Company, the Committee or the Board of Directors, in its sole discretion, can provide for one or more of the following to be effective upon the consummation of the event (or immediately prior to the consummation of the event, provided the consummation of the event subsequently occurs):

•	either (a) terminate any award in exchange for an amount of cash and/or other property equal to the gain that would have been attained upon the exercise of the award or the realization of the rights under the award (in no event less than the Black-Scholes value of the Award) or (b) replace the award with other rights or property of comparable value selected by the Committee or the Board of Directors;

•	that the award be assumed by the successor or survivor corporation or be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation;

•	that the award be exercisable or payable or fully vested with respect to all common stock covered thereby; or

•	that the award cannot vest, be exercised or become payable after a certain date in the future.

Notwithstanding the above, if an award (or a portion thereof) is not assumed or substituted as discussed in the second bullet point above, then the portion of the award that is not assumed or substituted shall become fully vested, exercisable and payable with respect to all covered shares. Furthermore, in the event the Committee or the Board uses its discretion under the first bullet point above to terminate an unexercised option or SAR held by a participant who has not terminated employment or otherwise separated from service with the Company and its affiliates, and if the Black-Scholes value of the option or SAR (determined at the time the award is terminated) exceeds the gain that would have been realized upon exercise of the option or SAR, the Company shall pay an additional cash bonus equal to the excess of the Black-Scholes value over the gain (if any) that would have been realized upon exercise. In such event where the Black-Scholes value exceeds the gain that would have been realized upon exercise of the option or SAR, the excess shall be treated as a short-term deferral for purposes of Section 409A, payable upon the Change-in-Control Event to participants who are then in employment or service with the Company and its affiliates and solely in connection with the termination of the option or SAR as described in the first bullet point above, and not in connection with any exercise of the option or SAR

Amendment and Termination

No awards may be granted pursuant to the Plan after the ten-year anniversary of the effective date of the plan which, if the stockholders approve the amendment and restatement of the Plan, will be the date on which such approval was obtained. Except to the extent stockholder approval or participant consent is required as provided by the Plan, the Board may amend, modify or terminate the plan.

The Committee may amend, modify or terminate an outstanding award, provided, however, that, except as expressly provided in the Plan, the Committee may not, without the participant’s consent, amend, modify or terminate an outstanding award unless it determines that the action would not adversely alter or impair the terms or conditions of such award. However, the Committee reserves the right to reprice any previously granted “underwater” option or SAR by (i) lowering the exercise price, (ii) canceling the underwater option or SAR and granting a substitute award, or (iii) repurchasing the underwater option or SAR.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards made under the Plan. The summary does not contain a complete analysis of all the potential tax consequences relating to awards granted under the Plan, including state, local or foreign tax consequences.

Nonqualified Stock Options

A participant will not be deemed to have received taxable income upon the grant of a nonqualified stock option with an exercise price equal to the fair market value of the underlying stock on the date of the grant. Upon the exercise of a nonqualified stock option, a participant generally will be deemed to have received taxable ordinary income in an amount equal to the excess of the fair market value of the common stock received on the date of exercise over the option price.

Upon the exercise of a nonqualified stock option, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant as a result of such exercise. This deduction will be available to us in the tax year in which the participant recognizes the income.

The income arising from a participant who is an employee exercising a nonqualified stock option will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount recognized by the participant as taxable income attributable to such shares as a result of the exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date of exercise.

Incentive Stock Options

Participants will not be deemed to recognize taxable income upon the grant or exercise of an incentive stock option with an exercise price equal to the fair market value of the underlying stock on the date of the grant. If a participant makes no disqualifying disposition of the common stock received upon exercise within the one year period beginning after the transfer of such common stock to the participant nor within two years from the date of grant of the incentive stock option, and if the participant at all times from the date of the grant of the incentive stock option to a date three months before the date of exercise has been an employee of ours, any gain recognized on the disposition of the common stock acquired upon exercise will be long-term capital gain. The difference between the fair market value of the common stock at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject a participant to the alternative minimum tax. We will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of common stock acquired upon exercise.

If the participant makes a disqualifying disposition of the common stock before the expiration of the one or two year holding periods described above, the participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the common stock at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the common stock at the time of exercise, such excess will be taxed as capital gain if the common stock is otherwise a capital asset in the hands of the participant. To the extent the participant recognizes ordinary income on a disqualifying disposition of the common stock, we may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant.

SARs

A participant will not be deemed to have received taxable income upon the grant or vesting of a SAR with an exercise price equal to the fair market value of the underlying stock on the date of the grant. Upon the exercise of a SAR, a participant generally will be deemed to have received income, taxable for federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any common stock received plus the amount of any cash received, and we will ordinarily be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of such exercise.

The income arising from a participant who is an employee exercising a SAR will be treated as compensation income for withholding tax purposes and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a SAR will equal the fair market value of the shares at the time of exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant.

Restricted Stock

The federal income tax consequences of the issuance of restricted stock will depend upon whether the participant elects to be taxed at the time of grant of the restricted stock under Section 83(b) of the Code. If no election is made, the participant will not be deemed to have received taxable income upon the grant of restricted stock, but rather recognition of income will be postponed until such time as the restrictions on the shares of restricted stock lapse. At that time, the participant will be deemed to have received taxable ordinary income in an amount equal to the fair market value of the restricted stock when the restrictions lapse. If a Section 83(b) election is made, the participant will be deemed to have received taxable ordinary income at the time of the grant of the restricted stock equal to the fair market value of the shares of restricted stock at that time determined without regard to any of the restrictions on the shares, and the participant will not recognize ordinary income on the lapse of the restrictions.

We will ordinarily be entitled to a deduction for federal income tax purposes in the taxable year in which the participant recognizes any ordinary income as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election. The amount of the deduction will equal the amount of ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares whose restrictions have lapsed. The basis of any shares received will equal the amount recognized by the participant as taxable income attributable to such shares as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. For purposes of determining the holding period of any such shares, there will be included only the period beginning at the time the restrictions lapse or, if a Section 83(b) election is made, at the time of grant.

Restricted Stock Units

A participant will not be deemed to have received taxable income upon the grant of restricted stock units. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed to the participant. Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered. The basis of the shares of common stock received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date the shares are distributed to the participant.

Code Section 409A of the Internal Revenue Code

The Committee intends to administer and interpret the Plan and all award agreements in a manner designed to satisfy the requirements of Code Section 409A of the Code and to avoid any adverse tax results thereunder to a holder of an award. Section 409A of the Code, or Section 409A, provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act.

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to 83(b) of the Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Clawback or Recoupment

All awards under the Plan will be subject to forfeiture or other penalties pursuant to any clawback policy we may adopt or amend from time to time, as determined by the Committee.

New Plan Benefits

The awards made to eligible persons under the Plan are subject to the complete discretion of the Committee, compensation programs and policies adopted by the Committee or the Board, the speed and nature of new hires and other factors and, therefore, we cannot currently determine the benefits or number of shares of common stock subject to awards that may be granted in the future to our named executive officers, all executive officers as a group or to all employees as a group under the Plan.

We have generally granted a stock option to purchase 10,000 shares of the Company’s common stock to each non-employee director when such director is initially elected or appointed to the Board and a stock option to purchase 10,000 shares of the Company’s common stock to each non-employee director immediately after each annual meeting of the Company’s stock holders assuming such director continues to serve as a director after such annual meeting. However, beginning in 2020 the Board has approved an increase in the number of stock options awarded to non-employee directors after each annual meeting and upon initial election to 22,000 shares of the Company’s common stock. Although we are not obligated to make such grants, we currently expect that we will continue to grant options to our directors.

Historical Awards under the Plan

The following table sets forth information with respect to restricted stock, restricted stock units and stock options granted pursuant to the current version of the 2014 Plan to our named executive officers, the director nominees and the other groups set forth below as of December 31, 2020.

Name and Principal Position	Restricted Stock, RSUs and Options Granted
Mahesh V. Patel, Ph.D. President, Chief Executive Officer and Chairman of the Board, Director Nominee	1,085,116
Morgan R. Brown, M.B.A. Executive Vice President and Chief Financial Officer	576,268
Nachiappan Chidambaram, Ph.D. Vice President Product Development	319,000
John W. Higuchi, M.B.A. Director Nominee	87,000
Stephen A. Hill, M.A., F.R.C.S.. Director	92,000
Jeffrey A. Fink Director Nominee	89,500
R. Dana Ono, Ph.D. Director Nominee	89,000
All named-executive officers as a group (3 persons)	1,980,384
All non-executive directors as a group (4 persons)	357,500
All nominees for election as a director as a group (5 persons)	1,442,616
All employees (other than named executive officers) as a group (9 persons)	554,500

Market Value

The closing stock price of or common stock on The NASDAQ Capital Market on March 31, 2021 was $1.51 per share.

Vote Required

The proposal to approve an amendment and restatement of our Fourth Amended and Restated 2014 Stock and Incentive Plan to increase the annual individual award limits thereunder from 400,000 shares to 1,000,000 shares will be approved if a majority of the shares of common stock outstanding as of the Record Date that are present and represented and entitled to vote at the Annual Meeting are voted in favor of the amendment and restatement. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal. If a proxy card is signed and returned but no direction is made, the persons named in your proxy will vote your shares “FOR” this proposal.

Recommendation

The Board recommends that stockholders vote “FOR” the approval of an amendment and restatement of our Fourth Amended and Restated 2014 Stock and Incentive Plan to increase the annual individual award limits thereunder from 400,000 shares to 1,000,000 shares.

Unless marked otherwise, proxies received will be voted “FOR” Proposal No. 5.

OTHER MATTERS

Other Business

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the proxy holders intend to vote the shares they represent as the Board may recommend.

Annual Report on Form 10-K

On March 11, 2021, we filed our Annual Report on Form 10-K for the year ended December 31, 2020. A copy of the Annual Report on Form 10-K has been made available with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting.

Stockholder Proposals

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the Proxy Statement for our 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than December 28, 2021, which is 120 calendar days prior to the anniversary date of when our Proxy Statement was released to stockholders in connection with the 2021 Annual Meeting. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

Our Bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to us not less than 90 nor more than 120 calendar days prior to the anniversary date of the preceding year’s annual meeting. To be timely for the 2022 Annual Meeting, a stockholder’s notice must be delivered or mailed to and received by us between February 9, 2022 and March 11, 2022. However, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the one hundred twentieth 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

The proxies to be solicited by us through our Board for our 2022 Annual Meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at that meeting, unless we receive notice of such stockholder’s proposal no later than March 13, 2022, which is 45 calendar days prior to the anniversary date of when our Proxy Statement was released to stockholders in connection with the 2021 Annual Meeting.

Stockholder proposals must be in writing and should be addressed to c/o Lipocine Inc., Attention: Corporate Secretary, 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. It is recommended that stockholders submitting proposals direct them to our corporate secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before this year’s Annual Meeting.

By Order of the Board of Directors

Mahesh V. Patel, Ph.D.

President, Chief Executive Officer and

Chairman of the Board of Directors

April 27, 2021

Salt Lake City, Utah

APPENDIX I

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

LIPOCINE INC.

Lipocine Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The name of this corporation is Lipocine Inc. and the date on which the Amended and Restated Certificate of Incorporation of the Company was originally filed with the Secretary of State of the State of Delaware was July 24, 2013 (the “Amended and Restated Certificate of Incorporation”).

SECOND: The Board of Directors of the Corporation has duly adopted resolutions proposing and declaring advisable that the Amended and Restated Certificate of Incorporation be amended as set forth herein and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

THIRD: The Amended and Restated Certificate of Incorporation is hereby amended by deleting the first paragraph of ARTICLE IV in its entirety and inserting the following in lieu thereof:

A. This Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is two hundred sixty million (260,000,000) shares. Two hundred fifty million (250,000,000) shares shall be Common Stock, each having a par value of one-hundredth of one cent ($0.0001). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one-hundredth of one cent ($0.0001).

FOURTH: Pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment to the Amended and Restated Certificate of Incorporation shall be effective on and as of the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, Lipocine Inc. has caused this Certificate of Amendment to be executed by its duly authorized officer on this      day of                     , 2021.

LIPOCINE INC.

By:
Mahesh V. Patel
President and CEO

APPENDIX II

FiftH amended and restated LIPOCINE INC.
2014 stock and INCENTIVE PLAN

Section 1.          Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

Section 2.          Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)          “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)          “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Dividend Equivalent granted under the Plan.

(c)          “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d)          “Board” shall mean the Board of Directors of the Company.

(e)          “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)          “Change-in-Control Event” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)	any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change-in-Control Event shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change-in-Control Event would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change-in-Control Event shall be deemed to occur;

(ii)	there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)	there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)	individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change-in-Control Event shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change-in-Control Event (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change-in-Control Event or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(g)          “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3.

(h)          “Company” shall mean Lipocine Inc., a Delaware corporation, and any successor corporation.

(i)           “Director” shall mean a member of the Board.

(j)           “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(k)          “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(l)           “Entity” means a corporation, partnership, limited liability company or other entity.

(m)         “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n)          “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(o)          “Fair Market Value” with respect to one Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of a Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(p)          “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(q)          “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(r)           “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(s)          “Own,” “Owned,” “Owner,” “Ownership” a person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(t)           “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(u)         “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(v)           “Plan” shall mean the Fourth Amended and Restated Lipocine Inc. 2014 Stock and Incentive Plan, as amended from time to time.

(w)          “Prior Stock Plan” shall mean the Lipocine Inc. 2011 Equity Incentive Plan, as amended from time to time.

(x)           “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(y)        “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(z)        “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(aa)       “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(bb)        “Securities Act” shall mean the Securities Act of 1933, as amended.

(cc)          “Share” or “Shares” shall mean the common stock of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(dd)       “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(ee)        “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

(ff)         “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

Section 3.          Administration

(a)          Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix)  interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)          Delegation. The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) and such other limitations under applicable exchange rules. In no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act or in such a manner as would cause the Plan not to comply with the requirements of applicable exchange rules or applicable law. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action were undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

(c)          Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3; and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors, within the meaning of independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate

(d)          Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Section 4.          Shares Available for Awards

(a)          Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be the sum of (i) 5,450,000 (the authorized net increase of Shares in connection with the adoption of the Plan amendment plus previously approved Plan Shares), (ii) 36,263 (the remaining Shares available for future awards under the Prior Stock Plan as of April 15, 2020, and (iii) any Shares subject to any outstanding award under the Prior Stock Plan that, after April 15, 2018, are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered to the Participant due to termination or cancellation of such award. The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to awards issued under the Plan (or issued under the Prior Stock Plan after April 15, 2018, if any) in accordance with the share counting rules described in Section 4(b) below. On and after stockholder approval of this Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Stock Plan.

(b)          Counting Shares. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. For purposes of determining the number of Shares covered on the date of grant by an Option or a Stock Appreciation Right, the aggregate number of Shares with respect to which the Option or Stock Appreciation Right is to be exercised shall be counted against the number of Shares available for Awards under the Plan (without regard to the number of actual Shares issued upon exercise or settlement). If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including shares of Restricted Stock and Restricted Stock Units, whether or not dividends have been paid on such shares), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted pursuant to Section 4(b) of the Plan against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan. Notwithstanding anything to the contrary in this Section 4, the following Shares will not again become available for issuance under the Plan: (i) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (ii) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right; (iii) Shares covered by a Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (iv) Shares that are repurchased by the Company using Option exercise proceeds.

(c)          Adjustments. In the event that any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)          Award Limitations Under the Plan.

(i)	Annual Limitation on Individual Awards. No Eligible Person may be granted any Award or Awards for more than 1,000,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(ii)	Limit on Awards to Non-Employee Directors. Notwithstanding the foregoing limit in (d)(i) above, Directors who are not also employees of the Company or an Affiliate may not be granted and Award or Awards in the aggregate in any calendar year of more than 30,000 Shares, subject to adjustment as provided in Section 4(c) of the Plan.

Section 5.          Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.           Awards

(a)          Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)	Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)	Option Term. The term of each Option shall be fixed by the Committee at the time but shall not be longer than 10 years from the date of grant.

(iii)	Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.

(B)	Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(iv)	Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)	To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Non-Qualified Stock Options, notwithstanding any contrary provision of the applicable Award Agreement(s).

(B)	All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C)	Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(D)	The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E)	Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)          Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the term limitation in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)          Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)	Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e). Awards may, at the Committee’s discretion, be conditioned upon a Participant’s completion of a specified period of service, or upon the achievement of one or more performance goals established by the Compensation, or upon any combination of service-based and performance-based conditions.

(ii)	Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(e)          Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options or Stock Appreciation Rights to such Eligible Persons, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any other Award prior to the date on which all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.

(f)          General.

(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)	Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)	Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)	Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. If the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such transfer shall be for no value and in accordance with the rules of Form S-8. The Committee may establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(v)	Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)	Option and Stock Appreciation Right Repricing. The Committee may effect any repricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, or Other Stock-Based Award in exchange; or (iii) repurchasing the underwater Option or Stock Appreciation Right. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Option or Stock Appreciation Right is less than the exercise price.

(vii)	Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control, disability or separation from service meet the definition of a change in ownership or effective control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise..

Section 7.          Amendment and Termination; Corrections

(a)          Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:

(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)	amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)	make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to maximize any available tax deduction or to avoid any adverse tax results, and no action taken to comply with such laws, rules, regulations and policies shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)	require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Stock Market or any other securities exchange that are applicable to the Company;

(ii)	increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)	increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan

(iv)	permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(v)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a)(ii) and Section 6(b).

(b)          Corporate Transactions. In the event of any Change in Control Event, reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), any such event defined herein as a “Corporate Transaction”, the Committee or the Board may, in its sole discretion, provide for one or more of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:

(i)	either (A) termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the gain that would have been attained upon the exercise of the Award or realization of the Participant’s rights or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)	that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)	that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

Notwithstanding the foregoing, with respect to any Award, or any portion thereof, that is neither assumed by the successor or survivor corporation nor substituted as provided in (b)(ii) above, then the portion of the Award that is not assumed or substituted shall become fully vested, exercisable and payable with respect to all shares covered thereby. Furthermore, in the event the Committee or the Board uses its discretion under Section 7(b)(i)(A) above to terminate an unexercised Option or Stock Appreciation Right held by a Participant who has not terminated employment or otherwise separated from service with the Company and its Affiliates, and if the Black-Scholes value of the Option or Stock Appreciation Right (determined at the time the Award is terminated) exceeds the gain that would have been realized upon exercise of the Option or Stock Appreciation Right, the Company shall pay an additional cash bonus equal to the excess of the Black-Scholes value over the gain (if any) that would have been realized upon exercise. In such event where the Black-Scholes value exceeds the gain that would have been realized upon exercise of the Option or Stock Appreciation Right, the excess shall be treated as a short-term deferral for purposes of Section 409A, payable upon the Corporate Transaction to Participants who are then in employment or service with the Company and its Affiliates and solely in connection with the termination of the Option or Stock Appreciation Right as described in Section 7(b)(i)(A) above, and not in connection with any exercise of the Option or Stock Appreciation Right.

(c)          Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the stockholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.          Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes incurred upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.          General Provisions

(a)          No Rights to Awards. No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)          Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)          Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)          No Rights of Stockholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)          No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)          No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, , nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee or Director might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)          Governing Law. The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)          Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)          No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)          Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)          No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)          Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.         Clawback or Recoupment

All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to (i) any Company clawback policy, as may be adopted or amended from time to time, (ii) such forfeiture and/or penalty conditions or provisions as determined by the Committee, and (iii) any applicable law, rule, or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto.

Section 11.         Effective Date of the Plan

The Plan was adopted by the Board on February 17, 2021. The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on June 9, 2021, and the Plan shall be effective as of the date of such stockholder approval (the “Effective Date”). On and after stockholder approval of the Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Plan.

Section 12.         Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on February 17, 2031, or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

APPENDIX III

VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.LIPOCINE INC.To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.The Board of Directors recommends you vote FORthe following:1.       Election of DirectorsNominees:01) Mahesh V. Patel02) Jeffrey A. Fink03) John W. Higuchi04) Richard Dana OnoThe Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.For Against Abstain2. Proposal to ratify the selection of Tanner LLC as Lipocine Inc.'s independent registered public accounting firm.3. Proposal to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company's named executive officers.4. Proposal to approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized sharesof common stock.5. Proposal to approve an amendment and restatement of our Fourth Amended and Restated Stock and Incentive Plan to (I) increase the annual individualaward limits thereunder and (II) clarify plan language relating to application of annual limits.NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR proposals 1, 2, 3, 4 and 5. If any other matters properly come before the meeting or if cumulative voting is required, the person named in this proxy will vote in their discretion.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

We are carefully monitoring the public health impact of the coronavirus (COVID-19) on a daily basis, and may decide to forego the physical, in person Annual Meeting in favor of a virtual-only Annual Meeting or some other alternative depending on the situation. In the event we decide to hold a virtual-only Annual Meeting or some other alternative, stockholders will be notified and provided with additional details in a press release and pursuant to filings we make with the SEC.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.LIPOCINE INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OFSTOCKHOLDERSJUNE 9, 2021The stockholder(s) hereby appoint(s) Mahesh V. Patel and Morgan R. Brown, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of LIPOCINE INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Mountain Daylight Time on June 9, 2021, at Lipocine's offices located at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108, and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5.Continued and to be signed on reverse side